Fair Value Measurements	12 Months Ended
Dec. 31, 2019
Text Block [Abstract]
Fair Value Measurements
27.	FAIR VALUE MEASUREMENTS
Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy establishes three levels in which to classify the inputs of valuation techniques used to measure fair values.
Level 1 – quoted market prices (unadjusted) in active markets for identical assets or liabilities.
Level 2 – inputs other than quoted market prices included in Level 1 that are observable for the asset or liability, either directly, such as prices, or indirectly (derived from prices).
Level 3 – inputs are unobservable (supported by little or no market activity) such as non-corroborative
indicative prices for a particular instrument provided by a third party.
As at December 31, 2019, marketable securities and traded warrants are measured at fair value using Level 1 inputs and non-traded
warrants and Collars are measured at fair value using Level 2 inputs. The fair value of the long-term receivables, Convertible Notes, Debenture, Revolving Credit Facility, and Standby Loan, for disclosure purposes, are determined using Level 2 inputs. The carrying values of cash and cash equivalents, accounts receivable, reclamation bond, and accounts payable and accrued liabilities approximate fair value due to their short terms to maturity.
The fair value of marketable securities is measured based on the quoted market price of the related common shares at each reporting date, and changes in fair value are recognized in net income (loss).
The fair value of the traded warrants is measured based on the quoted market price of the warrants at each reporting date. The fair value of the non-traded
warrants is determined using an option pricing formula (note 14(b)). The fair value of Collars is measured based on forward foreign exchange rates.
The fair value of the long-term receivables, Convertible Notes, Debenture, Revolving Credit Facility, and Standby Loan for disclosure purposes is determined using discounted cash flows based on the expected amounts and timing of the cash flows discounted using a market rate of interest adjusted for appropriate credit risk.
There were no transfers between fair value levels during the year.
The following table provides the fair value of each classification of financial instrument as at December 31:

	2019	2018

Loans and receivables:
Cash and cash equivalents	$67,716	$60,822
Restricted cash	15,285	15,596
Receivable from Serabi	12,033	10,909
Long term receivables	11,986	7,629
Reclamation bonds and other receivables	577	767
Financial assets at FVTPL:
Marketable securities	988	1,782
Collars	1,640	-

Total financial assets	$110,225	$97,505

Financial liabilities at FVTPL:
Traded warrants	$26,056	$9,730
Non-traded warrants	30,090	9,131
Other:
Accounts payable and accrued liabilities	67,047	55,460
Convertible Notes	137,995	-
Revolving Credit Facility	120,225	84,844
Debenture	10,061	17,746
Sprott Facility	-	18,452
Aurizona Credit Facility	-	67,627
Standby Loan	13,252	12,000
Production-linked liability	-	5,024
Other liabilities	1,795	1,706

Total financial liabilities	$406,521	$281,720